AMENDMENT TO WARRANTS

WHEREAS, China Fire & Security Group, Inc. (f.k.a., Unipro Financial Services, Inc.), a Florida corporation (the “Company”) and the warrant holders as set forth on the signature page attached hereto (the “Warrantholders”) entered into that certain Securities Purchase Agreement dated October 27, 2006 (the “Purchase Agreement”);

WHEREAS, pursuant to the Purchase Agreement, the Company issued to each of the Warrantholders Series A Warrants and Series B Warrants (“Warrants”) to purchase such number of shares of the Company’s common stock, par value $.001 per share, as set forth in Exhibit A;

WHEREAS, the Company and the Warrantholders desire to amend and modify the terms and conditions of the Warrants.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 8(b) of Series A Warrants shall be amended and modified in its entirety to read as follows:

(b) (i) In case the Company shall do any of the following (each, a “Triggering Event”): (a) consolidate or merge with or into any other Person and the Company shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, any capital stock of the Company shall be changed into or exchanged for securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its capital stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Warrant Price and the number of Warrant Shares that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Warrantholder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities, cash and property to which such Warrantholder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 6, and the Warrant Price shall be adjusted to equal the product of (A) the closing price of the common stock of the continuing or surviving corporation as a result of such Triggering Event as of the date immediately preceding the date of the consummation of such Triggering Event multiplied by (B) the quotient of (i) the Warrant Price divided by (ii) the Per Share Market Value of the Common Stock as of the date immediately preceding the issuance date of this Warrant. Immediately upon the occurrence of a Triggering Event, the Company shall notify the Warrantholder in writing of such Triggering Event and provide the calculations in determining the number of Warrant Shares issuable upon exercise of the new warrant and the adjusted Warrant Price. Upon the Warrantholder’s request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Warrantholder a new warrant of like tenor evidencing the right to purchase the adjusted number of Warrant Shares and the adjusted Warrant Price pursuant to the terms and provisions of this Section 4(b).

(ii) In the event that the Warrantholder has elected not to exercise this Warrant prior to the consummation of a Triggering Event, so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, the surviving entity and/or each Person (other than the Company) which may be required to deliver any securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Warrantholder of this Warrant, (A) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (B) the obligation to deliver to such Warrantholder such securities, cash or property as, in accordance with the foregoing provisions of this subsection (i), such Warrantholder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to such Warrantholder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to such Warrantholder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Company, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

2. Section 8(b) of Series B Warrant shall be amended and modified in its entirety to read as follows:

(b)  (i) In case the Company shall do any of the following (each, a “Triggering Event”): (a) consolidate or merge with or into any other Person and the Company shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, any capital stock of the Company shall be changed into or exchanged for securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its capital stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Warrant Price and the number of Warrant Shares that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Warrantholder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities, cash and property to which such Warrantholder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 6, and the Warrant Price shall be adjusted to equal the product of (A) the closing price of the common stock of the continuing or surviving corporation as a result of such Triggering Event as of the date immediately preceding the date of the consummation of such Triggering Event multiplied by (B) the quotient of (i) the Warrant Price divided by (ii) the Per Share Market Value of the Common Stock as of the date immediately preceding the issuance date of this Warrant. Immediately upon the occurrence of a Triggering Event, the Company shall notify the Warrantholder in writing of such Triggering Event and provide the calculations in determining the number of Warrant Shares issuable upon exercise of the new warrant and the adjusted Warrant Price. Upon the Warrantholder’s request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Warrantholder a new warrant of like tenor evidencing the right to purchase the adjusted number of Warrant Shares and the adjusted Warrant Price pursuant to the terms and provisions of this Section 4(b).

(ii) In the event that the Warrantholder has elected not to exercise this Warrant prior to the consummation of a Triggering Event, so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, the surviving entity and/or each Person (other than the Company) which may be required to deliver any securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Warrantholder of this Warrant, (A) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (B) the obligation to deliver to such Warrantholder such securities, cash or property as, in accordance with the foregoing provisions of this subsection (i), such Warrantholder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to such Warrantholder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to such Warrantholder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Company, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

Signature Page to Follow

IN WITNESS WHEREOF, the parties have executed this Amendment or caused their duly authorized officers to execute this Amendment as of April ____, 2007.

CHINA FIRE PROTECTION GROUP, INC.

By:_________________________
Name: Brian Lin
Title: CEO

WARRANT HOLDERS:

_____________________________

By:__________________________
                         Name:
                                                                                 Title:

EXHIBIT A

Series A	Series B	Total

Name of Warrantholder	Series A	Series B	Total
Peter Rapaport	12,308	12,308	24,616
Vision Opportunity Master Fund, Ltd.	123,077	123,077	553,848
Anthony J. Sarkis	3,077	3,077	6,154
QVT Financial	61,540	61,540	184,620
WhiteBox Intermarket Partners, L.P.	30,770	30,770	61,540
Great Gain International Trading Limited	55,412	55,412	110,824
Goldie Greif	12,308	12,308	24,616
Nite Capital LP	9,231	9,231	18,462